UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2015

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Parrott Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 567-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 21, 2015, Cara Therapeutics, Inc. (the “Company”) entered into a Lease Agreement (the “Lease”) with Four Stamford Plaza Owner LLC (the “Landlord”) for office space located at 107 Elm Street, Stamford, Connecticut (the “Premises”). The purpose of the Lease is to relocate the Company’s corporate headquarters.

The Lease commences upon completion of renovations to the Premises, which is expected to be in May 2016, and ends 90 months thereafter. The base rent for the Premises during the first year of the Lease is approximately $1,153,000, which is subject to scheduled annual increases thereafter, plus certain operating expenses and taxes. The Landlord will contribute up to approximately $1,000,000 toward the cost of tenant improvements to the Premises. The Company has the option to extend the Lease for one five-year term.

The Company continues to lease space in Shelton, Connecticut, under a lease that expires in October 2017 and expects to negotiate a lease buyout agreement for that lease.

The foregoing is a summary description of certain terms of the Lease. It is qualified in its entirety by the text of the Lease attached as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Safe Harbor Statement

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward-looking statements include statements concerning the Company’s plans for the Premises, the effectiveness of the Lease, the timing of the Company’s occupancy of the Premises, the anticipated rental rate during the Lease and the Company’s plans to negotiate a buyout of its existing lease. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including uncertainties regarding the timing of the completion of the renovations to the Premises, the Company’s future growth and related needs for physical space, and the possibility that the Company may be unable to negotiate a mutually agreeable buyout for the Company’s existing lease. For a further descriptions of the risks and uncertainties that could cause actual results to differ from those expressed or implied in these forward-looking statements, see the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this report speak only as of the date on which they were made. Except as required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Lease Agreement between Cara Therapeutics Inc. and Four Stamford Plaza Owner LLC for office space at 107 Elm Street, Stamford, Connecticut.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ JOSEF SCHOELL
Josef Schoell
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: December 23, 2015